UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2018

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

This Current Report on Form 8-K is being filed by Helios and Matheson Analytics Inc. (the “Company”, “we”, “our” and “us”) to update and supplement the proxy statement sent to our stockholders on September 26, 2018 relating to the upcoming special meeting of stockholders scheduled for October 18, 2018 at 10:00 a.m. local time.

On October 15, 2018, we issued a press release announcing that Institutional Shareholder Services Inc. and Glass, Lewis & Co., LLC have both recommended that our stockholders vote “FOR” the proposed reverse stock split and the other proposal set forth in our proxy statement for the upcoming special meeting of stockholders scheduled for October 18, 2018 at 10:00 a.m. local time. Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release.

Cancellation of June Notes and Reduction in Potential Dilution

As of October 4, 2018, all of the convertible notes we issued in June 2018 (the “June Notes”) have been cancelled. As disclosed in the proxy statement, over approximately 4.2 billion shares would have been issuable upon conversion of the June Notes, if we had obtained stockholder approval for the issuance of these shares. As a result of the cancellation of the June Notes, no shares are issuable, or required to be reserved for issuance, upon conversion of the June Notes.

Reduction in Number of Shares Required to be Reserved

In addition to the cancellation of the June Notes, the number of shares of our common stock required to be reserved for issuance under the remaining outstanding convertible notes we issued in November 2017 (the “November Notes”) and January 2018 (the “January Notes”) was reduced to 100% and 125%, respectively, of the maximum number of shares of our common stock issuable upon conversion of the November Notes and the January Notes.

As disclosed in the proxy statement, we were previously required to reserve approximately 5.3 billion shares of our common stock for issuance under the November Notes, the January Notes and the June Notes. As a result of the cancellation of the June Notes and the reduction of the reserve requirements under the November Notes and the January Notes, as of October 11, 2018, we are currently only required to reserve approximately 2.8 billion shares of our common stock for issuance under the November Notes and the January Notes.

As of October 11, 2018, the November Notes and the January Notes had an aggregate of approximately $18.9 million and $27.4 million, respectively, in restricted principal outstanding, and there is no unrestricted principal outstanding. All of the approximate 2.5 billion shares that are issuable under the November Notes and the January Notes represent shares issuable upon conversion of restricted principal under such Notes. The restricted principal may not, as of the date of this Form 8-K, be converted into any shares of our common stock. However, to the extent holders of the Notes provide additional payments to us under the corresponding investor notes, an amount equal to such payment will become unrestricted principal under the Notes that may be converted into our common stock at the election of the holders of the Notes. The number of shares issuable upon conversion of the November Notes and the January Notes is based on a current conversion price of $0.02 per share as of the date of this Form 8-K (subject to adjustment as provided in the November Notes and the January Notes).

As of October 14, 2018, approximately 1.5 billion shares of our common stock were outstanding and 20,500 shares of Preferred Stock were outstanding.

Increase in Fees of Proxy Solicitation Firm

We have retained the services of Georgeson LLC to assist in the solicitation of proxies at a cost of approximately $49,000, plus reimbursement of certain expenses.

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Supplemental Disclosures

The supplemental information contained in this Form 8-K should be read in conjunction with the proxy statement, which should be read in its entirety. If you have not already submitted a proxy for use at the special meeting since the distribution of the proxy statement, you are urged to do so promptly.

This Form 8-K does not affect the validity of any proxy card or voting instructions that stockholders may have previously received or delivered following the distribution of the proxy statement. If you have already submitted a proxy for use at the special meeting, subject to any rules your bank, broker or other nominee may have, you may change your proxy instructions at any time before your proxy is voted at the special meeting. You may change your voting instructions as follows:

●	Stockholders of record. If you are a stockholder of record, you may change your vote by (1) filing with our Secretary, prior to your shares being voted at the special meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy relating to the same shares, or (2) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the special meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Secretary at the special meeting or should be sent so as to be delivered, prior to the date of the special meeting, to our principal executive office, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, Attention: Stuart Benson, Secretary.

●	Beneficial owners. If you are a beneficial owner of shares, you may change your vote (1) by submitting new voting instructions to your bank, broker or other nominee, or (2) if you have obtained, from the bank, broker or other nominee who holds your shares, a legal proxy giving you the right to vote the shares, by attending the special meeting and voting in person. Your bank, broker or other nominee can provide you with instructions on how to change your vote.

●	Via internet or by telephone. In addition, a stockholder of record or a beneficial owner who has voted via the internet or by telephone may also change his, her or its vote by making a subsequent and timely internet or telephone vote prior to the date of the special meeting.

No action is required by any stockholder who has previously delivered a proxy or voting instructions following the distribution of the definitive proxy statement and who does not wish to revoke or change that proxy or voting instructions.

Additional Information

The definitive proxy statement related to the Special Meeting was mailed to stockholders of record as of September 14, 2018. Stockholders may obtain free copies of the Company’s definitive proxy statement, any amendments to the proxy statement and its other filings with the SEC electronically by accessing the SEC’s home page at http://www.sec.gov. Copies can also be obtained, free of charge, upon written request to Helios and Matheson Analytics Inc., Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, Attention: Stuart Benson, Secretary.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN ITS ENTIRETY THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS FILED WITH THE SEC, AND OTHER RELEVANT MATERIALS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED REVERSE STOCK SPLIT.

Participation in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the special meeting. Information about those directors and executive officers of the Company, including their ownership of the Company’s securities, is set forth in the Company’s definitive proxy statement and its annual report on Form 10-K for the year ended December 31, 2017, which the Company filed with the SEC on April 17, 2018. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its directors and executive officers in the special meeting proposal by reading the proxy statement and other public filings referred to above.

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ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release issued on October 15, 2018

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON ANALYTICS INC.

Date: October 15, 2018	By:	/s/ Theodore Farnsworth
Theodore Farnsworth Chief Executive Officer

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